Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Safeco Corporation (the “Company”) on Form 10-Q for the year ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Ross J. Kari, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 1, 2007

/s/ Ross J. Kari
Ross J. Kari
Executive Vice President, Chief Financial Officer and
Chief Accounting Officer